UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21563
Eaton Vance Short Duration Diversified Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

Annual Report October 31 , 2010 EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Eaton Vance Short Duration Diversified Income Fund as of October 31 , 2010
MANAGEMENT ’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Payson F. Swaffield, CFA Co-Portfolio Manager	Mark S. Venezia, CFA Co-Portfolio Manager

Scott H. Page, CFA Co-Portfolio Manager	Susan Schiff, CFA Co-Portfolio Manager

Catherine C. McDermott Co-Portfolio Manager	Christine Johnston, CFA Co-Portfolio Manager
•	During the fiscal year ending October 31, 2010, the strongest returns in the global debt markets were generated by the riskier assets, including non-investment-grade corporate debt and locally denominated emerging-market currencies. Credit spreads were tighter across most of the U.S. credit markets for the 12-month period, with the strongest performance produced during the first six months. In the U.S. fixed-income markets, positive returns during the last six months were primarily the result of a rally in U.S. Treasuries, accompanied by only modest spread widening. For the fiscal year, yields fell across the U.S. Treasury curve, with the 2-year, 5-year, and 10-year bond yields declining by 55, 114, and 78 basis points, respectively. The S&P/LSTA Leveraged Loan Index, a measure of the bank loan market, returned 11.91%. U.S. government agency mortgage-backed securities (MBS) also generated positive returns, with the BofA Merrill Lynch Mortgage Master Index returning 6.24%.[1]

•	Turning to the global currency markets, the euro depreciated by more than 5% versus the U.S. dollar; however, most other currencies across the developed and emerging markets, including the Japanese yen, appreciated significantly. Currency appreciation was widespread for the period, including significant appreciation in emerging Asia and Latin America (against the dollar) and Eastern Europe, the Middle East and Africa (against the euro).
•	For the 12-month period, among the most notable developments were the problems in Europe, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. The first half of the period produced consistent negative headlines out of Greece, resulting in both increased volatility and significant credit spread widening in those four countries.
•         Globally, economic data released during the first six months of the period provided evidence of economic recovery, particularly in the emerging markets. However, the pace of acceleration in economic activity moderated in the final six months, and the focus shifted to the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.
Management Discussion
•         The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “EVG.” The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal. In pursuing its objectives, the Fund’s investments have been allocated primarily to
Total Return Performance 10/31/09 — 10/31/10

NYSE Symbol		EVG

At Net Asset Value (NAV)[2]		10.26%
At Market Price[2]		20.48%
Premium/(Discount) to NAV (10/31/10)		(3.67)%
Total Distributions per share		$1.080
Distribution Rate[3]	At NAV	5.91%
	At Market Price	6.14%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. The BofA Merrill Lynch Mortgage Master Index is an unmanaged index of mortgage-backed securities.

[2]	Performance results reflect the effects of leverage. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price).

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Short Duration Diversified Income Fund as of October 31 , 2010
MANAGEMENT ’S DISCUSSION OF FUND PERFORMANCE
senior, secured loans, U.S. government agency MBS, and foreign obligations. During the fiscal year, the Fund had total returns of 20.48% at market price and 10.26% at NAV.

•	The Fund’s bank loan investments posted strong returns for the period as investors put aside fears about sovereign credit risk and a possible double-dip recession to purchase floating-rate loans. Investors in search of yield began to take on incremental credit risk, evidenced by improved inflows into high-yield bond and bank loan mutual funds. These greater inflows led to more robust demand in the secondary market, as well as increased refinancing activity, bond-for-loan take-outs, and a general improvement in the overall tone of the market—all of which contributed to tighter credit spreads and higher prices for bank loans. Importantly, and in contrast to other fixed-income sectors, bank loan credit spreads remained above their historical average levels over the London Interbank Offered Rate (LIBOR).

•	In the MBS portion of the Fund, the investment emphasis remained on seasoned, U.S. government agency MBS (seasoned MBS). Typically, the mortgages underlying seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Yield spreads on seasoned MBS over U.S. Treasuries tightened by approximately 20 basis points (0.20%) during the fiscal year. Principal prepayment rates on these securities were relatively stable for the year.

•	The Fund’s foreign obligations contributed significantly to its positive performance. Each region contributed positively to the return of the Fund; the most significant contributions came from the Latin American and Eastern European regions.

•	The Fund’s performance in Eastern Europe was primarily driven by positions in Poland and Turkey. In Poland, the zloty was supported by strong economic activity. The Fund’s position in Polish zloty currency forward contracts benefited from the appreciation of the currency. In addition, like many other Eastern European currency positions within the Fund, this position was cross-hedged with short euro currency forwards, which added to the positive return as the euro depreciated during the 12-month period. Turkey had a surprisingly strong recovery from the international economic crisis, and the Fund’s position in Turkish inflation-linked bonds benefited from strong demand, as concerns about future inflation became an investor focus.

•	Positive performance from Latin America was spread across all of the Fund’s positions. While countries in Latin America, with the exception of Venezuela, experienced growth during the 12-month period, the rate of increase varied from country to country. Uruguay experienced exceptionally strong growth, benefiting the Fund’s position in local debt through currency appreciation. Similarly, currency appreciation bolstered the Fund’s positions in Mexican sovereign debt and Colombian peso currency forwards as well.

•	In Asia, the rally in the currency markets, namely in India, Indonesia, and Malaysia, was significant. The strong returns in this region were largely driven by broad dollar weakness and fund flows into the emerging Asia region. Additionally, the global economic recovery was led by Asia, with a pickup in demand from Europe and the U.S. leading to an export recovery which had a positive effect on export-oriented countries. The story in Indonesia and India, however, was one of strong domestic demand, which we believe is likely to continue based on positive demographics. Offsetting those positives were negative returns from the Fund’s short position in the Japanese yen and government bond futures, reflecting a rally in both the yen and Japanese bond yields.

•	The largest source of negative performance for the Fund during the period was a short South African rand position. Despite its endowment with natural resources, management remained concerned about the country’s fundamentals and maintained a short position, utilizing currency forwards, in this country.

•	The Fund’s duration was reduced to 1.73 years as of October 31, 2010, from 1.89 years as of October 31, 2009. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

•	The Fund employs leverage through the use of derivative instruments and borrowings. As of October 31, 2010, the Fund’s leverage was comprised of approximately 13% through borrowings and 40% through derivative investments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price).

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Short Duration Diversified Income Fund as of October 31 , 2010
FUND PERFORMANCE
Performance1

NYSE Symbol	EVG

Average Annual Total Returns (at market price, NYSE)
One Year	20.48%
Five Years	10.25
Life of Fund (2/28/05)	6.56

Average Annual Total Returns (at net asset value)
One Year	10.26%
Five Years	7.91
Life of Fund (2/28/05)	7.26

[1]	Performance results reflect the effects of leverage.
Fund Composition
Fund Allocations2
By total leveraged assets

[2]	Fund Allocations are as of 10/31/10 and are shown as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 213.9% as of 10/31/10. Fund Allocations are subject to change due to active management. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 46.4%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 1.2%

Aveos Fleet Performance, Inc.
	8	Revolving Loan, 8.18%, Maturing March 12, 2013(2)	$8,188
	12	Term Loan, 11.25%, Maturing March 12, 2013	12,313
	33	Term Loan - Second Lien, 10.75%, Maturing March 12, 2015(3)	30,984
DAE Aviation Holdings, Inc.
	111	Term Loan, 4.04%, Maturing July 31, 2014	107,082
	115	Term Loan, 4.04%, Maturing July 31, 2014	110,585
Doncasters (Dunde HoldCo 4 Ltd.)
	114	Term Loan, 4.26%, Maturing July 13, 2015	102,705
	114	Term Loan, 4.76%, Maturing July 13, 2015	102,705
GBP	250	Term Loan - Second Lien, 6.57%, Maturing January 13, 2016	310,956
Evergreen International Aviation
	173	Term Loan, 10.50%, Maturing October 31, 2011(3)	171,181
Hawker Beechcraft Acquisition
	1,842	Term Loan, 2.26%, Maturing March 26, 2014	1,547,688
	110	Term Loan, 2.29%, Maturing March 26, 2014	92,528
International Lease Finance Co.
	500	Term Loan, 6.75%, Maturing March 17, 2015	513,081
TransDigm, Inc.
	1,000	Term Loan, 2.27%, Maturing June 23, 2013	990,250

			$4,100,246

Air Transport — 0.1%

Delta Air Lines, Inc.
	495	Term Loan, 2.28%, Maturing April 30, 2012	$486,608

			$486,608

Automotive — 2.7%

Adesa, Inc.
	721	Term Loan, 3.01%, Maturing October 18, 2013	$704,627
Allison Transmission, Inc.
	762	Term Loan, 3.03%, Maturing August 7, 2014	732,524
Dayco Products, LLC
EUR	103	Term Loan, 7.00%, Maturing November 13, 2014	135,534
	118	Term Loan, 10.50%, Maturing May 13, 2014	117,346
	19	Term Loan, 12.50%, Maturing October 2, 2017(3)	18,146
Federal-Mogul Corp.
	949	Term Loan, 2.20%, Maturing December 29, 2014	844,720
	560	Term Loan, 2.20%, Maturing December 28, 2015	498,773
Ford Motor Co.
	947	Term Loan, 3.04%, Maturing December 16, 2013	938,971
Goodyear Tire & Rubber Co.
	3,175	Term Loan - Second Lien, 2.21%, Maturing April 30, 2014	3,062,551
HHI Holdings, LLC
	488	Term Loan, 9.75%, Maturing March 30, 2015	494,813
Keystone Automotive Operations, Inc.
	233	Term Loan, 3.79%, Maturing January 12, 2012	198,458
LKQ Corp. U.S.
	227	Term Loan, 2.51%, Maturing October 12, 2013	226,360
Metaldyne Co., LLC
	200	Term Loan, 7.75%, Maturing October 28, 2016	201,750
TriMas Corp.
	714	Term Loan, 6.00%, Maturing August 2, 2011	715,326
	292	Term Loan, 6.00%, Maturing December 15, 2015	293,231

			$9,183,130

Building and Development — 0.5%

Brickman Group Holdings, Inc.
	250	Term Loan, 7.25%, Maturing October 14, 2016	$252,969
Building Materials Corp. of America
	204	Term Loan, 3.06%, Maturing February 24, 2014	203,331
Panolam Industries Holdings, Inc.
	121	Term Loan, 8.25%, Maturing December 31, 2013	112,155
Re/Max International, Inc.
	448	Term Loan, 5.50%, Maturing April 15, 2016	449,149
Realogy Corp.
	74	Term Loan, 3.26%, Maturing October 10, 2013	67,293
	542	Term Loan, 3.26%, Maturing October 10, 2013	493,683

			$1,578,580

Business Equipment and Services — 4.1%

Activant Solutions, Inc.
	460	Term Loan, 2.31%, Maturing May 2, 2013	$444,653
Acxiom Corp.
	425	Term Loan, 3.29%, Maturing March 15, 2015	425,943
Affinion Group, Inc.
	846	Term Loan, 5.00%, Maturing October 10, 2016	836,235
Allied Barton Security Service
	194	Term Loan, 7.75%, Maturing February 18, 2015	195,179
Dealer Computer Services, Inc.
	407	Term Loan, 5.25%, Maturing April 21, 2017	407,197
Education Management, LLC
	1,396	Term Loan, 2.06%, Maturing June 3, 2013	1,300,711
Fifth Third Processing Solution
	175	Term Loan, Maturing November 1, 2016(4)	173,250

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

First American Corp.
	249	Term Loan, 4.75%, Maturing April 12, 2016	$251,089
Language Line, Inc.
	499	Term Loan, 5.50%, Maturing November 4, 2015	494,691
Mitchell International, Inc.
	188	Term Loan, 2.31%, Maturing March 28, 2014	175,991
NE Customer Service
	407	Term Loan, 6.00%, Maturing March 23, 2016	404,371
Protection One Alarm Monitor, Inc.
	399	Term Loan, 6.00%, Maturing May 16, 2016	399,997
Quintiles Transnational Corp.
	876	Term Loan, 2.29%, Maturing March 29, 2013	867,613
Sabre, Inc.
	1,352	Term Loan, 2.27%, Maturing September 30, 2014	1,287,170
Serena Software, Inc.
	1,185	Term Loan, 2.29%, Maturing March 10, 2013	1,155,375
Sitel (Client Logic)
	165	Term Loan, 5.79%, Maturing January 30, 2014	151,487
SunGard Data Systems, Inc.
	81	Term Loan, 2.01%, Maturing February 28, 2014	78,932
	2,288	Term Loan, 4.03%, Maturing February 26, 2016	2,264,814
Travelport, LLC
EUR	526	Term Loan, 5.33%, Maturing August 21, 2015	721,070
Valassis Communications, Inc.
	107	Term Loan, 2.54%, Maturing March 2, 2014	106,149
	472	Term Loan, 2.54%, Maturing March 2, 2014	469,269
West Corp.
	140	Term Loan, 2.63%, Maturing October 24, 2013	137,846
	345	Term Loan, 4.51%, Maturing July 15, 2016	343,860
	978	Term Loan, 4.51%, Maturing July 15, 2016	974,889

			$14,067,781

Cable and Satellite Television — 3.6%

Charter Communications Operating, Inc.
	1,726	Term Loan, 2.26%, Maturing March 6, 2014	$1,696,258
CSC Holdings, Inc.
	1,462	Term Loan, 2.01%, Maturing March 29, 2016	1,436,252
CW Media Holdings, Inc.
	1,058	Term Loan, 3.26%, Maturing February 16, 2015	1,056,404
Insight Midwest Holdings, LLC
	946	Term Loan, 2.02%, Maturing April 7, 2014	915,760
Kabel Deutschland GmbH
EUR	978	Term Loan, 3.10%, Maturing March 31, 2014	1,351,332
MCC Iowa, LLC
	1,949	Term Loan, 2.00%, Maturing January 31, 2015	1,866,519
ProSiebenSat.1 Media AG
EUR	232	Term Loan, 2.77%, Maturing June 26, 2015	297,450
EUR	9	Term Loan, 2.77%, Maturing July 3, 2015	12,072
EUR	62	Term Loan, 3.52%, Maturing March 6, 2015	69,223
EUR	62	Term Loan, 3.77%, Maturing March 4, 2016	69,223
UPC Broadband Holding B.V.
EUR	1,394	Term Loan, 4.37%, Maturing December 31, 2016	1,839,591
EUR	1,006	Term Loan, 4.62%, Maturing December 31, 2017	1,329,612
YPSO Holding SA
EUR	158	Term Loan, 4.59%, Maturing June 16, 2014(3)	177,567
EUR	97	Term Loan, 4.60%, Maturing June 16, 2014(3)	108,832
EUR	250	Term Loan, 4.60%, Maturing June 16, 2014(3)	282,007

			$12,508,102

Chemicals and Plastics — 3.1%

Celanese Holdings, LLC
	1,035	Term Loan, 3.29%, Maturing October 31, 2016	$1,040,959
Cognis GmbH
	400	Term Loan, 2.29%, Maturing September 16, 2013	395,785
Huntsman International, LLC
	2,114	Term Loan, 1.78%, Maturing April 21, 2014	2,067,335
INEOS Group
	1,205	Term Loan, 7.50%, Maturing December 16, 2013	1,234,621
	1,205	Term Loan, 8.00%, Maturing December 16, 2014	1,234,621
Kraton Polymers, LLC
	424	Term Loan, 2.31%, Maturing May 13, 2013	415,616
MacDermid, Inc.
EUR	344	Term Loan, 3.05%, Maturing April 11, 2014	446,014
Millenium Inorganic Chemicals
	175	Term Loan - Second Lien, 6.04%, Maturing November 18, 2014	166,396
Momentive Performance Material
	499	Term Loan, 2.56%, Maturing December 4, 2013	486,999
Nalco Co.
	300	Term Loan, 4.50%, Maturing October 5, 2017	303,844
Rockwood Specialties Group, Inc.
EUR	1,302	Term Loan, 6.25%, Maturing May 15, 2014	1,791,165
Solutia, Inc.
	626	Term Loan, 4.75%, Maturing March 17, 2017	631,099
Styron S.A.R.L.
	494	Term Loan, 7.50%, Maturing June 17, 2016	502,854

			$10,717,308

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates — 1.8%

Goodman Global Holdings, Inc.
	375	Term Loan, Maturing October 28, 2016(4)	$380,578
Jarden Corp.
	845	Term Loan, 3.54%, Maturing January 26, 2015	846,967
Manitowoc Company, Inc. (The)
	623	Term Loan, 5.31%, Maturing November 6, 2013	617,639
	105	Term Loan, 8.00%, Maturing November 6, 2014	105,224
Polymer Group, Inc.
	1,001	Term Loan, 7.00%, Maturing November 24, 2014	1,002,306
RBS Global, Inc.
	2,000	Term Loan, 2.81%, Maturing July 19, 2013	1,947,500
RGIS Holdings, LLC
	764	Term Loan, 2.78%, Maturing April 30, 2014	706,502
	38	Term Loan, 2.79%, Maturing April 30, 2014	35,325
US Investigations Services, Inc.
	509	Term Loan, 3.29%, Maturing February 21, 2015	476,748
Vertrue, Inc.
	237	Term Loan, 3.29%, Maturing August 16, 2014	212,939

			$6,331,728

Containers and Glass Products — 1.0%

Berry Plastics Corp.
	527	Term Loan, 2.38%, Maturing April 3, 2015	$497,748
Consolidated Container Co.
	296	Term Loan, 2.50%, Maturing March 28, 2014	280,021
Crown Americas, Inc.
EUR	388	Term Loan, 2.52%, Maturing November 15, 2012	531,334
Graham Packaging Holdings Co.
	773	Term Loan, 6.75%, Maturing April 5, 2014	780,691
Reynolds Group Holdings, Inc.
	250	Term Loan, 2.38%, Maturing May 5, 2016(2)	252,221
	994	Term Loan, 6.25%, Maturing May 5, 2016	1,001,200

			$3,343,215

Cosmetics / Toiletries — 0.7%

Alliance Boots Holdings, Ltd.
EUR	1,000	Term Loan, 3.80%, Maturing July 5, 2015	$1,297,419
Bausch & Lomb, Inc.
	114	Term Loan, 3.51%, Maturing April 24, 2015	111,196
	469	Term Loan, 3.53%, Maturing April 24, 2015	458,537
Prestige Brands, Inc.
	441	Term Loan, 5.50%, Maturing March 24, 2016	444,415

			$2,311,567

Drugs — 0.4%

Pharmaceutical Holdings Corp.
	37	Term Loan, 4.54%, Maturing January 30, 2012	$36,578
Warner Chilcott Corp.
	624	Term Loan, 6.00%, Maturing October 30, 2014	624,033
	13	Term Loan, 6.25%, Maturing April 30, 2015	12,612
	322	Term Loan, 6.25%, Maturing April 30, 2015	323,683
	529	Term Loan, 6.25%, Maturing April 30, 2015	531,945

			$1,528,851

Ecological Services and Equipment — 0.2%

Big Dumpster Merger Sub, Inc.
	92	Term Loan, 2.51%, Maturing February 5, 2013	$67,986
Sensus Metering Systems, Inc.
	348	Term Loan, 7.00%, Maturing June 3, 2013	350,474
Wastequip, Inc.
	377	Term Loan, 2.51%, Maturing February 5, 2013	279,690

			$698,150

Electronics / Electrical — 1.5%

Aspect Software, Inc.
	373	Term Loan, 6.25%, Maturing April 19, 2016	$372,814
Freescale Semiconductor, Inc.
	945	Term Loan, 4.51%, Maturing December 1, 2016	891,395
Infor Enterprise Solutions Holdings
	250	Term Loan, 5.76%, Maturing March 2, 2014	161,250
	379	Term Loan, 6.01%, Maturing July 28, 2015	350,599
	725	Term Loan, 6.01%, Maturing July 28, 2015	675,155
	92	Term Loan - Second Lien, 6.51%, Maturing March 2, 2014	61,188
	158	Term Loan - Second Lien, 6.51%, Maturing March 2, 2014	107,667
Network Solutions, LLC
	509	Term Loan, 2.52%, Maturing March 7, 2014	481,879
Open Solutions, Inc.
	314	Term Loan, 2.42%, Maturing January 23, 2014	266,943
Sensata Technologies Finance Co.
	965	Term Loan, 2.04%, Maturing April 26, 2013	942,064
Spectrum Brands, Inc.
	725	Term Loan, 8.00%, Maturing June 16, 2016	740,633
SS&C Technologies, Inc.
	299	Term Loan, 2.28%, Maturing November 23, 2012	295,751

			$5,347,338

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Farming / Agriculture — 0.1%

CF Industries, Inc.
	250	Term Loan, 4.50%, Maturing April 6, 2015	$252,586

			$252,586

Financial Intermediaries — 0.8%

Citco III, Ltd.
	654	Term Loan, 4.75%, Maturing May 30, 2014	$629,513
Jupiter Asset Management Group
GBP	159	Term Loan, 4.71%, Maturing March 17, 2015	243,995
LPL Holdings, Inc.
	117	Term Loan, 2.04%, Maturing June 28, 2013	116,689
	369	Term Loan, 4.25%, Maturing June 25, 2015	367,842
MSCI, Inc.
	773	Term Loan, 4.75%, Maturing June 1, 2016	778,740
Nuveen Investments, Inc.
	500	Term Loan, 3.29%, Maturing November 13, 2014	469,641

			$2,606,420

Food Products — 0.8%

Acosta, Inc.
	598	Term Loan, 2.51%, Maturing July 28, 2013	$587,217
Dole Food Company, Inc.
	709	Term Loan, 5.04%, Maturing March 2, 2017	714,579
	286	Term Loan, 5.06%, Maturing March 2, 2017	287,702
Pierre Foods, Inc.
	275	Term Loan, 7.00%, Maturing September 30, 2016	272,594
Pinnacle Foods Finance, LLC
	1,031	Term Loan, 2.76%, Maturing April 2, 2014	1,005,749

			$2,867,841

Food Service — 1.6%

Aramark Corp.
	529	Term Loan, 2.16%, Maturing January 27, 2014	$516,056
	43	Term Loan, 2.28%, Maturing January 27, 2014	41,573
GBP	529	Term Loan, 2.86%, Maturing January 27, 2014	812,194
	1,168	Term Loan, 3.54%, Maturing July 26, 2016	1,161,559
	77	Term Loan, 3.60%, Maturing July 26, 2016	76,390
Buffets, Inc.
	33	Term Loan, 7.39%, Maturing April 22, 2015(3)	25,435
	298	Term Loan, 12.00%, Maturing April 21, 2015(3)	279,641
Burger King Corp.
	600	Term Loan, 6.25%, Maturing October 19, 2016	606,225
DineEquity, Inc.
	425	Term Loan, 6.00%, Maturing October 19, 2017	429,958
JRD Holdings, Inc.
	592	Term Loan, 2.51%, Maturing July 2, 2014	577,216
OSI Restaurant Partners, LLC
	194	Term Loan, 2.63%, Maturing June 14, 2014	182,925
	19	Term Loan, 3.90%, Maturing June 14, 2013	17,708
Selecta
EUR	741	Term Loan, 3.41%, Maturing June 28, 2015	888,953

			$5,615,833

Food / Drug Retailers — 1.4%

General Nutrition Centers, Inc.
	767	Term Loan, 2.53%, Maturing September 16, 2013	$750,054
NBTY, Inc.
	450	Term Loan, 6.25%, Maturing October 2, 2017	456,467
Rite Aid Corp.
	982	Term Loan, 2.01%, Maturing June 4, 2014	886,763
	1,474	Term Loan, 6.00%, Maturing June 4, 2014	1,463,552
Roundy’s Supermarkets, Inc.
	1,150	Term Loan, 7.00%, Maturing November 3, 2013	1,154,965

			$4,711,801

Forest Products — 0.6%

Georgia-Pacific Corp.
	1,628	Term Loan, 2.29%, Maturing December 20, 2012	$1,627,825
	422	Term Loan, 3.54%, Maturing December 23, 2014	423,003

			$2,050,828

Health Care — 5.0%

American Medical Systems
	11	Term Loan, 2.56%, Maturing July 20, 2012	$11,144
Aveta Holdings, LLC
	144	Term Loan, 8.00%, Maturing April 14, 2015	141,217
	144	Term Loan, 8.00%, Maturing April 14, 2015	141,217
Biomet, Inc.
	752	Term Loan, 3.28%, Maturing March 25, 2015	742,259
EUR	340	Term Loan, 3.81%, Maturing March 25, 2015	460,408
Cardinal Health 409, Inc.
	411	Term Loan, 2.51%, Maturing April 10, 2014	386,431
Carestream Health, Inc.
	812	Term Loan, 2.26%, Maturing April 30, 2013	794,957
Carl Zeiss Vision Holding GmbH
	360	Term Loan, 1.83%, Maturing October 24, 2014	314,100
	40	Term Loan, 4.00%, Maturing September 30, 2019	29,150

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

Community Health Systems, Inc.
	105	Term Loan, 2.55%, Maturing July 25, 2014	$102,723
	2,033	Term Loan, 2.55%, Maturing July 25, 2014	1,997,696
Concentra, Inc.
	474	Term Loan, 2.54%, Maturing June 25, 2014	461,241
Dako EQT Project Delphi
	250	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	180,625
DaVita, Inc.
	650	Term Loan, 4.50%, Maturing October 20, 2016	656,161
DJO Finance, LLC
	160	Term Loan, 3.26%, Maturing May 20, 2014	156,447
Fenwal, Inc.
	72	Term Loan, 2.55%, Maturing February 28, 2014	63,053
	421	Term Loan, 2.55%, Maturing February 28, 2014	367,836
Grifols SA
	450	Term Loan, Maturing October 15, 2016(4)	455,344
HCA, Inc.
	455	Term Loan, 2.54%, Maturing November 18, 2013	445,807
	1,091	Term Loan, 3.54%, Maturing March 31, 2017	1,072,400
Health Management Association, Inc.
	1,016	Term Loan, 2.04%, Maturing February 28, 2014	994,390
IM U.S. Holdings, LLC
	806	Term Loan, 2.27%, Maturing June 26, 2014	778,870
InVentiv Health, Inc.
	499	Term Loan, 6.50%, Maturing August 4, 2016	502,257
MPT Operating Partnership, L.P.
	249	Term Loan, 5.00%, Maturing May 17, 2016	249,375
Mylan, Inc.
	528	Term Loan, 3.56%, Maturing October 2, 2014	529,943
National Mentor Holdings, Inc.
	17	Term Loan, 2.15%, Maturing June 29, 2013	15,603
	271	Term Loan, 2.29%, Maturing June 29, 2013	251,844
Nyco Holdings
EUR	290	Term Loan, 4.60%, Maturing December 29, 2014	380,259
EUR	290	Term Loan, 5.35%, Maturing December 29, 2015	380,166
P&F Capital S.A.R.L.
EUR	61	Term Loan, 3.03%, Maturing December 20, 2013	83,613
EUR	94	Term Loan, 3.03%, Maturing December 20, 2013	128,945
EUR	118	Term Loan, 3.03%, Maturing December 20, 2013	161,026
EUR	196	Term Loan, 3.03%, Maturing December 20, 2013	269,040
EUR	33	Term Loan, 3.78%, Maturing December 22, 2014	45,181
EUR	68	Term Loan, 3.78%, Maturing December 22, 2014	93,641
EUR	89	Term Loan, 3.78%, Maturing December 22, 2014	121,408
EUR	279	Term Loan, 3.78%, Maturing December 22, 2014	381,508
RadNet Management, Inc.
	249	Term Loan, 5.75%, Maturing April 1, 2016	245,796
ReAble Therapeutics Finance, LLC
	428	Term Loan, 2.26%, Maturing November 16, 2013	419,580
Select Medical Holdings Corp.
	363	Term Loan, 4.09%, Maturing August 22, 2014	361,897
	372	Term Loan, 4.09%, Maturing August 22, 2014	371,313
Vanguard Health Holding Co., LLC
	748	Term Loan, 5.00%, Maturing January 29, 2016	749,918
VWR Funding, Inc.
	931	Term Loan, 2.76%, Maturing June 30, 2014	897,484

			$17,393,273

Home Furnishings — 0.4%

Interline Brands, Inc.
	72	Term Loan, 2.01%, Maturing June 23, 2013	$68,870
	264	Term Loan, 2.01%, Maturing June 23, 2013	252,991
National Bedding Co., LLC
	982	Term Loan, 2.38%, Maturing February 28, 2013	948,995
Oreck Corp.
	85	Term Loan - Second Lien, 3.79%, Maturing March 19, 2016(5)	67,723

			$1,338,579

Industrial Equipment — 1.2%

Brand Energy and Infrastructure Services, Inc.
	184	Term Loan, 3.56%, Maturing February 7, 2014	$175,596
EPD Holdings, (Goodyear Engineering Products)
	85	Term Loan, 2.76%, Maturing July 31, 2014	74,049
	594	Term Loan, 2.76%, Maturing July 31, 2014	517,012
	200	Term Loan - Second Lien, 6.01%, Maturing July 13, 2015	157,875
Generac Acquisition Corp.
	292	Term Loan, 2.79%, Maturing November 11, 2013	276,170
Gleason Corp.
	195	Term Loan, 2.07%, Maturing June 30, 2013	192,058
John Maneely Co.
	1,213	Term Loan, 3.54%, Maturing December 9, 2013	1,187,341
Pinafore, LLC
	450	Term Loan, 6.75%, Maturing September 29, 2016	455,871
Polypore, Inc.
	804	Term Loan, 2.26%, Maturing July 3, 2014	787,031
Sequa Corp.
	397	Term Loan, 3.54%, Maturing December 3, 2014	376,624

			$4,199,627

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Insurance — 1.0%

Alliant Holdings I, Inc.
489	Term Loan, 3.29%, Maturing August 21, 2014	$475,754
CCC Information Services Group, Inc.
557	Term Loan, 2.51%, Maturing February 10, 2013	544,265
Conseco, Inc.
595	Term Loan, 7.50%, Maturing October 10, 2013	587,916
Crawford & Company
330	Term Loan, 5.25%, Maturing October 30, 2013	324,384
Crump Group, Inc.
170	Term Loan, 3.26%, Maturing August 1, 2014	160,310
HUB International Holdings, Inc.
129	Term Loan, 2.79%, Maturing June 13, 2014	123,581
573	Term Loan, 2.79%, Maturing June 13, 2014	549,782
U.S.I. Holdings Corp.
709	Term Loan, 2.76%, Maturing May 5, 2014	665,094

		$3,431,086

Leisure Goods / Activities / Movies — 2.4%

AMC Entertainment, Inc.
1,949	Term Loan, 1.76%, Maturing January 28, 2013	$1,922,916
Bombardier Recreational Products
524	Term Loan, 3.39%, Maturing June 28, 2013	470,991
Cinemark, Inc.
982	Term Loan, 3.55%, Maturing April 29, 2016	986,026
Metro-Goldwyn-Mayer Holdings, Inc.
1,095	Term Loan, 0.00%, Maturing April 9, 2012(6)	512,959
National CineMedia, LLC
725	Term Loan, 2.05%, Maturing February 13, 2015	704,609
Regal Cinemas Corp.
1,486	Term Loan, 3.79%, Maturing November 21, 2016	1,491,708
Revolution Studios Distribution Co., LLC
283	Term Loan, 4.01%, Maturing December 21, 2014	223,730
225	Term Loan - Second Lien, 7.26%, Maturing June 21, 2015(5)	105,750
Six Flags Theme Parks, Inc.
605	Term Loan, 6.00%, Maturing June 30, 2016	608,106
Universal City Development Partners, Ltd.
668	Term Loan, 5.50%, Maturing November 6, 2014	674,648
Zuffa, LLC
484	Term Loan, 2.31%, Maturing June 19, 2015	461,498

		$8,162,941

Lodging and Casinos — 1.2%

Gateway Casinos & Entertainment
118	Term Loan, 10.50%, Maturing September 16, 2014	$118,062
Harrah’s Operating Co.
403	Term Loan, 3.29%, Maturing January 28, 2015	357,208
1,574	Term Loan, 3.29%, Maturing January 28, 2015	1,390,524
Herbst Gaming, Inc.
984	Term Loan, 0.00%, Maturing January 2, 2014(6)	556,315
Isle of Capri Casinos, Inc.
161	Term Loan, 5.00%, Maturing November 25, 2013	157,479
213	Term Loan, 5.00%, Maturing November 25, 2013	208,889
532	Term Loan, 5.00%, Maturing November 25, 2013	522,220
Las Vegas Sands, LLC
108	Term Loan, 3.03%, Maturing November 23, 2016	100,928
533	Term Loan, 3.03%, Maturing November 23, 2016	499,815
VML US Finance, LLC
110	Term Loan, 4.78%, Maturing May 25, 2012	110,299
220	Term Loan, 4.78%, Maturing May 27, 2013	220,597

		$4,242,336

Nonferrous Metals / Minerals — 0.2%

Noranda Aluminum Acquisition
873	Term Loan, 2.05%, Maturing May 18, 2014	$851,546

		$851,546

Oil and Gas — 0.9%

CITGO Petroleum Corp.
574	Term Loan, 9.00%, Maturing June 15, 2017	$590,411
Dresser, Inc.
500	Term Loan, 2.61%, Maturing May 4, 2014	498,437
300	Term Loan - Second Lien, 6.11%, Maturing May 4, 2015	300,000
Dynegy Holdings, Inc.
74	Term Loan, 4.01%, Maturing April 2, 2013	73,090
925	Term Loan, 4.01%, Maturing April 2, 2013	914,967
Enterprise GP Holdings, L.P.
294	Term Loan, 2.51%, Maturing November 10, 2014	293,449
Sheridan Production Partners I, LLC
25	Term Loan, 7.50%, Maturing April 20, 2017	24,871
41	Term Loan, 7.50%, Maturing April 20, 2017	40,719
307	Term Loan, 7.50%, Maturing April 20, 2017	307,295

		$3,043,239

Publishing — 1.9%

American Media Operations, Inc.
969	Term Loan, 10.00%, Maturing January 30, 2013(3)	$957,996

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

GateHouse Media Operating, Inc.
	310	Term Loan, 2.26%, Maturing August 28, 2014	$114,625
	738	Term Loan, 2.26%, Maturing August 28, 2014	272,534
Getty Images, Inc.
	1,206	Term Loan, 6.25%, Maturing July 2, 2015	1,209,295
Laureate Education, Inc.
	58	Term Loan, 3.54%, Maturing August 17, 2014	54,724
	389	Term Loan, 3.54%, Maturing August 17, 2014	365,556
MediaNews Group, Inc.
	41	Term Loan, 8.50%, Maturing March 19, 2014	38,582
Nielsen Finance, LLC
	1,655	Term Loan, 2.26%, Maturing August 9, 2013	1,622,209
SGS International, Inc.
	381	Term Loan, 3.76%, Maturing December 30, 2011	379,418
TL Acquisitions, Inc.
	487	Term Loan, 2.54%, Maturing July 3, 2014	446,254
Xsys, Inc.
EUR	793	Term Loan, 3.39%, Maturing September 27, 2014	1,051,346

			$6,512,539

Radio and Television — 1.1%

Block Communications, Inc.
	262	Term Loan, 2.29%, Maturing December 22, 2011	$248,841
CMP KC, LLC
	478	Term Loan, 0.00%, Maturing May 3, 2011(5)(6)	137,213
Live Nation Worldwide, Inc.
	522	Term Loan, 4.50%, Maturing November 7, 2016	521,069
Mission Broadcasting, Inc.
	126	Term Loan, 5.00%, Maturing September 30, 2016	126,433
NEP II, Inc.
	164	Term Loan, 2.30%, Maturing February 16, 2014	157,096
New Young Broadcasting Holding Co., Inc.
	108	Term Loan, 8.00%, Maturing June 30, 2015	108,305
Nexstar Broadcasting, Inc.
	198	Term Loan, 5.01%, Maturing September 30, 2016	197,754
Tyrol Acquisition 2 SAS
EUR	250	Term Loan, 2.85%, Maturing January 30, 2015	299,316
EUR	250	Term Loan, 3.10%, Maturing January 29, 2016	299,316
Univision Communications, Inc.
	673	Term Loan, 2.51%, Maturing September 29, 2014	637,149
	673	Term Loan, 4.51%, Maturing March 31, 2017	635,879
Weather Channel
	267	Term Loan, 5.00%, Maturing September 14, 2015	268,641

			$3,637,012

Retailers (Except Food and Drug) — 1.2%

American Achievement Corp.
	93	Term Loan, 6.26%, Maturing March 25, 2011	$92,905
Dollar General Corp.
	500	Term Loan, 3.01%, Maturing July 7, 2014	494,234
Harbor Freight Tools USA, Inc.
	485	Term Loan, 5.02%, Maturing February 24, 2016	485,196
Michaels Stores, Inc.
	500	Term Loan, 2.63%, Maturing October 31, 2013	485,813
Neiman Marcus Group, Inc.
	191	Term Loan, 2.29%, Maturing April 5, 2013	186,246
Orbitz Worldwide, Inc.
	796	Term Loan, 3.28%, Maturing July 25, 2014	775,093
Oriental Trading Co., Inc.
	300	Term Loan - Second Lien, 0.00%, Maturing January 31, 2014(6)	10,125
Rent-A-Center, Inc.
	12	Term Loan, 2.02%, Maturing June 30, 2012	11,990
	214	Term Loan, 3.30%, Maturing March 31, 2015	214,482
Rover Acquisition Corp.
	409	Term Loan, 2.53%, Maturing October 25, 2013	401,319
Savers, Inc.
	299	Term Loan, 5.75%, Maturing March 11, 2016	299,619
Visant Corp.
	225	Term Loan, 7.00%, Maturing December 22, 2016	227,203
Yankee Candle Company, Inc. (The)
	637	Term Loan, 2.26%, Maturing February 6, 2014	618,277

			$4,302,502

Steel — 0.1%

Niagara Corp.
	205	Term Loan, 10.50%, Maturing June 29, 2014(3)(5)	$193,341

			$193,341

Surface Transport — 0.1%

Swift Transportation Co., Inc.
	491	Term Loan, 8.25%, Maturing May 9, 2014	$483,392

			$483,392

Telecommunications — 2.2%

Alaska Communications Systems Holdings, Inc.
	375	Term Loan, 6.25%, Maturing October 15, 2016	$377,422
Asurion Corp.
	421	Term Loan, 3.28%, Maturing July 3, 2014	393,717
	275	Term Loan, Maturing March 31, 2015(4)	270,445

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Telecommunications (continued)

BCM Luxembourg, Ltd.
EUR	368	Term Loan, 2.72%, Maturing September 30, 2014	$431,909
EUR	369	Term Loan, 2.97%, Maturing September 30, 2015	431,971
EUR	500	Term Loan - Second Lien, 5.10%, Maturing March 31, 2016	532,206
CommScope, Inc.
	258	Term Loan, 2.79%, Maturing December 26, 2014	257,893
Crown Castle Operating Co.
	492	Term Loan, 1.76%, Maturing March 6, 2014	487,697
Intelsat Corp.
	715	Term Loan, 2.79%, Maturing January 3, 2014	698,058
	715	Term Loan, 2.79%, Maturing January 3, 2014	698,058
	715	Term Loan, 2.79%, Maturing January 3, 2014	698,273
Intelsat Subsidiary Holding Co.
	288	Term Loan, 2.79%, Maturing July 3, 2013	281,070
IPC Systems, Inc.
GBP	251	Term Loan, 2.99%, Maturing May 31, 2014	355,492
Macquarie UK Broadcast Ventures, Ltd.
GBP	219	Term Loan, 2.57%, Maturing December 1, 2014	296,217
Telesat Canada, Inc.
	39	Term Loan, 3.26%, Maturing October 31, 2014	38,617
	457	Term Loan, 3.26%, Maturing October 31, 2014	449,584
Windstream Corp.
	849	Term Loan, 3.04%, Maturing December 17, 2015	852,239

			$7,550,868

Utilities — 1.3%

AEI Finance Holding, LLC
	75	Revolving Loan, 3.29%, Maturing March 30, 2012	$73,258
	495	Term Loan, 3.29%, Maturing March 30, 2014	480,516
Calpine Corp.
	876	Term Loan, 3.17%, Maturing March 29, 2014	873,250
Mirant North America, LLC
	729	Term Loan, 2.01%, Maturing January 3, 2013	726,331
NRG Energy, Inc.
	176	Term Loan, 1.78%, Maturing February 1, 2013	172,657
	556	Term Loan, 3.54%, Maturing August 31, 2015	552,991
	663	Term Loan, 3.54%, Maturing August 31, 2015	664,058
	0	Term Loan, 3.64%, Maturing February 1, 2013(7)	209
TXU Texas Competitive Electric Holdings Co., LLC
	1,191	Term Loan, 3.76%, Maturing October 10, 2014	937,464
	218	Term Loan, 3.92%, Maturing October 10, 2014	171,708

			$4,652,442

Total Senior Floating-Rate Interests
(identified cost $159,965,042)			$160,302,636

Collateralized Mortgage Obligations — 6.5%

Principal
Amount
(000’s omitted)		Security	Value

Federal Home Loan Mortgage Corp.:
	$4,677	Series 2113, Class QG, 6.00%, 1/15/29	$5,124,413
	2,570	Series 2167, Class BZ, 7.00%, 6/15/29	2,780,243
	3,224	Series 2182, Class ZB, 8.00%, 9/15/29	3,632,322

			$11,536,978

Federal National Mortgage Association:
	$161	Series 1989-89, Class H, 9.00%, 11/25/19	$188,840
	426	Series 1991-122, Class N, 7.50%, 9/25/21	486,229
	3,762	Series 1993-84, Class M, 7.50%, 6/25/23	4,339,841
	1,335	Series 1994-42, Class K, 6.50%, 4/25/24	1,506,298
	1,102	Series 1997-28, Class ZA, 7.50%, 4/20/27	1,298,148
	998	Series 1997-38, Class N, 8.00%, 5/20/27	1,182,923
	1,549	Series G-33, Class PT, 7.00%, 10/25/21	1,724,536

			$10,726,815

Total Collateralized Mortgage Obligations
(identified cost $20,819,789)			$22,263,793

Commercial Mortgage-Backed Securities — 2.6%

Principal
Amount
(000’s omitted)		Security	Value

	$595	CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(8)	$636,781
	1,250	GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(8)	1,360,162
	1,250	GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(8)	1,363,827
	500	JPMCC, Series 2010-C2, Class C, 5.715%, 11/15/43(8)(9)	499,500
	1,000	MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/12/41(8)	1,052,986
	500	MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	541,989
	675	RBSCF, Series 2010-MB1, Class C, 4.666%, 4/15/24(8)(9)	701,762
	2,225	WBCMT, Series 2004-C12, Class A4, 5.305%, 7/15/41(8)	2,435,879
	500	WFCMT, Series 2010-C1, Class C, 5.59%, 11/15/43(8)(9)	506,679

Total Commercial Mortgage-Backed Securities
(identified cost $8,303,626)			$9,099,565

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Mortgage Pass-Throughs — 38.8%

	Principal
	Amount
	(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
	$6,206	3.179%, with maturity at 2035(10)	$6,405,394
	8,941	5.00%, with maturity at 2019(11)	9,597,223
	7,013	6.00%, with various maturities to 2029	7,802,637
	2,071	6.15%, with maturity at 2027	2,353,531
	4,227	6.50%, with maturity at 2019	4,690,841
	12,038	7.00%, with various maturities to 2035	13,784,862
	4,826	7.50%, with various maturities to 2035	5,700,404
	5,826	8.00%, with various maturities to 2032	7,003,437
	5,082	8.50%, with various maturities to 2031	6,203,183
	461	9.00%, with maturity at 2031	574,325
	378	9.50%, with various maturities to 2022	442,841
	720	11.50%, with maturity at 2019	772,420

			$65,331,098

Federal National Mortgage Association:
	$3,486	5.50%, with various maturities to 2029	$3,845,188
	2,910	6.322%, with maturity at 2032(10)	3,119,693
	5,070	6.50%, with maturity at 2018	5,555,416
	15,452	7.00%, with various maturities to 2033	17,878,319
	11,274	7.50%, with various maturities to 2031	13,286,412
	3,153	8.00%, with various maturities to 2029	3,724,787
	718	8.50%, with various maturities to 2027	853,815
	1,479	9.00%, with various maturities to 2029	1,795,469
	33	9.50%, with maturity at 2014	35,789
	1,324	10.00%, with various maturities to 2031	1,552,660

			$51,647,548

Government National Mortgage Association:
	$5,090	7.50%, with maturity at 2025	$5,939,613
	5,430	8.00%, with various maturities to 2027	6,558,570
	2,753	9.00%, with various maturities to 2026	3,433,684
	447	9.50%, with maturity at 2025	533,933
	539	11.00%, with maturity at 2018	598,721

			$17,064,521

Total Mortgage Pass-Throughs
(identified cost $124,377,790)			$134,043,167

Asset-Backed Securities — 0.1%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.039%, 7/17/19(10)	$292,393

Total Asset-Backed Securities
(identified cost $500,000)			$292,393

Corporate Bonds & Notes — 0.4%

	Principal
	Amount*
	(000’s omitted)	Security	Value

Building and Development — 0.2%

Grohe Holding GmbH, Variable Rate
EUR	500	3.86%, 1/15/14(12)	$662,845

			$662,845

Utilities — 0.2%

Calpine Corp., Sr. Notes
	575	7.50%, 2/15/21(9)	$591,531

			$591,531

Total Corporate Bonds & Notes
(identified cost $1,221,625)			$1,254,376

Foreign Corporate Bonds & Notes — 0.8%

	Principal
	Amount
	(000’s omitted)	Security	Value

Chile — 0.8%

JPMorgan Chilean Inflation Linked Note
	$2,386	3.80%, 11/17/15(13)	$2,657,759

Total Chile
(identified cost $2,000,000)			$2,657,759

Total Foreign Corporate Bonds & Notes
(identified cost $2,000,000)			$2,657,759

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Foreign Government Bonds — 9.4%

Principal
Amount*
(000’s omitted)		Security	Value

Bermuda — 0.8%

	2,600	Government of Bermuda, 5.603%, 7/20/20(9)	$2,839,101

Total Bermuda
(identified cost $2,677,808)			$2,839,101

Brazil — 0.5%

BRL	3,236	Nota Do Tesouro Nacional, 6.00%, 5/15/15(13)	$1,906,084

Total Brazil
(identified cost $1,730,381)			$1,906,084

Chile — 0.3%

CLP	590,000	Government of Chile, 6.00%, 3/1/18	$1,195,051

Total Chile
(identified cost $1,148,870)			$1,195,051

Congo — 0.4%

	2,270	Republic of Congo, 3.00%, 6/30/29	$1,407,121

Total Congo
(identified cost $1,189,542)			$1,407,121

Dominican Republic — 0.8%

DOP	94,600	Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(19)	$2,751,320

Total Dominican Republic
(identified cost $2,620,427)			$2,751,320

Georgia — 0.4%

	1,181	Republic of Georgia, 7.50%, 4/15/13	$1,245,955

Total Georgia
(identified cost $902,815)			$1,245,955

Israel — 0.8%

ILS	2,446	Israeli Government Bond, 3.00%, 10/31/19(13)	$767,207
ILS	6,014	Israeli Government Bond, 5.00%, 4/30/15(13)	1,990,193

Total Israel
(identified cost $2,527,633)			$2,757,400

Macedonia — 0.6%

EUR	1,716	Republic of Macedonia, 4.625%, 12/8/15	$2,248,612

Total Macedonia
(identified cost $1,533,317)			$2,248,612

Pakistan — 0.4%

	1,400	Republic of Pakistan, 7.125%, 3/31/16(12)	$1,312,297

Total Pakistan
(identified cost $1,324,029)			$1,312,297

Poland — 0.8%

PLN	7,506	Poland Government Bond, 3.00%, 8/24/16(13)	$2,687,970

Total Poland
(identified cost $2,191,513)			$2,687,970

South Africa — 2.0%

	5,854	Republic of South Africa, 6.50%, 6/2/14	$6,761,370

Total South Africa
(identified cost $6,356,572)			$6,761,370

Taiwan — 0.7%

TWD	50,000	Taiwan Government Bond, 0.25%, 10/21/11	$1,630,897
TWD	28,300	Taiwan Government Bond, 0.25%, 2/10/12	922,857

Total Taiwan
(identified cost $2,418,443)			$2,553,754

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Security	Value

Uruguay — 0.9%

UYU	51,100	Republic of Uruguay, 5.00%, 9/14/18(13)	$2,970,620

Total Uruguay
(identified cost $2,201,762)			$2,970,620

Total Foreign Government Bonds
(identified cost $28,823,112)			$32,636,655

Common Stocks — 0.6%

Shares		Security	Value

	3,371	ACTS Aero Technical Support & Service, Inc.(14)(15)	$55,617
	6,477	Buffets, Inc.(14)	27,527
	8,898	Dayco Products, LLC(14)(15)	393,736
	234	Euramax International, Inc.(14)(15)	73,616
	30,203	Hayes Lemmerz International, Inc.(5)(14)(15)	270,317
	1,357	Ion Media Networks, Inc.(14)(15)	566,547
	3,419	KNIA Holdings, Inc.(5)(14)(15)	43,939
	3,023	MediaNews Group, Inc.(14)(15)	54,414
	178	New Young Broadcasting Holding Co., Inc.(14)(15)	382,700
	1,510	Oreck Corp.(5)(14)(15)	127,716
	601	Philadelphia Newspaper, LLC(5) (14) (15)	40,537
	1,346	SuperMedia, Inc.(14)	8,857
	154	United Subcontractors, Inc.(5)(14)(15)	13,525

Total Common Stocks
(identified cost $1,295,944)			$2,059,048

Precious Metals — 0.8%

Description	Troy Ounces	Value

Gold	1,983	$2,692,326

Total Precious Metals
(identified cost $2,626,334)		$2,692,326

Warrants — 0.0%(16)

Shares	Security	Value

1	New Young Broadcasting Holding Co., Inc., Exp. 12/24/24(14)(15)	$2,150

Total Warrants
(identified cost $1,718)		$2,150

Currency Options Purchased — 0.1%

	Principal Amount of
	Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	Value

Euro Put Option	EUR11,837	EUR	1.17	5/3/12	$329,874

Total Currency Options Purchased
(identified cost $540,846)					$329,874

Short-Term Investments — 26.1%
Foreign Government Securities — 20.9%

Principal
Amount
(000’s omitted)		Security	Value

Brazil — 0.3%

BRL	1,903	Letras do Tesouro Nacional, 0.00%, 7/1/11	$1,043,935

Total Brazil
(identified cost $1,007,271)			$1,043,935

Croatia — 3.7%

EUR	1,810	Croatia Treasury Bill, 0.00%, 3/31/11	$2,502,632
EUR	2,100	Croatia Treasury Bill, 0.00%, 4/7/11	2,902,087
EUR	2,400	Croatia Treasury Bill, 0.00%, 6/2/11	3,300,503
EUR	600	Croatia Treasury Bill, 0.00%, 8/4/11	819,406
EUR	1,355	Croatia Treasury Bill, 0.00%, 8/25/11	1,845,588
EUR	898	Croatia Treasury Bill, 0.00%, 9/8/11	1,220,840

Total Croatia
(identified cost $11,592,173)			$12,591,056

Egypt — 4.9%

EGP	35,100	Egypt Treasury Bill, 0.00%, 11/2/10	$6,075,936
EGP	9,550	Egypt Treasury Bill, 0.00%, 11/23/10	1,644,804
EGP	1,350	Egypt Treasury Bill, 0.00%, 12/14/10	231,245
EGP	3,725	Egypt Treasury Bill, 0.00%, 12/28/10	635,774
EGP	18,400	Egypt Treasury Bill, 0.00%, 1/25/11	3,117,549
EGP	1,550	Egypt Treasury Bill, 0.00%, 2/8/11	261,646
EGP	12,850	Egypt Treasury Bill, 0.00%, 3/1/11	2,157,091
EGP	1,175	Egypt Treasury Bill, 0.00%, 3/22/11	196,124
EGP	2,825	Egypt Treasury Bill, 0.00%, 4/5/11	469,697
EGP	825	Egypt Treasury Bill, 0.00%, 6/7/11	134,780
EGP	600	Egypt Treasury Bill, 0.00%, 6/21/11	97,638
EGP	4,025	Egypt Treasury Bill, 0.00%, 7/12/11	650,869

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)		Security	Value

Egypt (continued)

EGP	8,250	Egypt Treasury Bill, 0.00%, 8/9/11	$1,323,561

Total Egypt
(identified cost $17,347,974)			$16,996,714

Iceland — 1.1%

ISK	274,000	Iceland Treasury Bill, 0.00%, 11/15/10	$2,082,803
ISK	102,021	Iceland Treasury Bill, 0.00%, 2/15/11	768,012
ISK	118,800	Iceland Treasury Note, 13.75%, 12/10/10	915,070

Total Iceland
(identified cost $3,457,984)			$3,765,885

Israel — 4.0%

ILS	5,390	Israeli Treasury Bill, 0.00%, 12/1/10	$1,479,934
ILS	39,267	Israeli Treasury Bill, 0.00%, 4/6/11	10,702,701
ILS	3,700	Israeli Treasury Bill, 0.00%, 6/1/11	1,004,511
ILS	2,843	Israeli Treasury Bill, 0.00%, 10/5/11	765,119

Total Israel
(identified cost $13,640,790)			$13,952,265

Lebanon — 2.8%

LBP	541,580	Lebanon Treasury Bill, 0.00%, 11/4/10	$360,589
LBP	565,870	Lebanon Treasury Bill, 0.00%, 11/18/10	376,204
LBP	562,400	Lebanon Treasury Bill, 0.00%, 12/9/10	373,046
LBP	600,000	Lebanon Treasury Bill, 0.00%, 12/16/10	397,679
LBP	2,341,800	Lebanon Treasury Bill, 0.00%, 12/23/10	1,550,939
LBP	927,820	Lebanon Treasury Bill, 0.00%, 12/30/10	613,999
LBP	888,320	Lebanon Treasury Bill, 0.00%, 1/6/11	587,392
LBP	1,862,980	Lebanon Treasury Bill, 0.00%, 4/14/11	1,217,317
LBP	1,501,600	Lebanon Treasury Bill, 0.00%, 6/30/11	971,108
LBP	560,050	Lebanon Treasury Bill, 0.00%, 9/22/11	357,805
LBP	3,573,620	Lebanon Treasury Note, 4.58%, 7/28/11	2,379,386
LBP	530,510	Lebanon Treasury Note, 9.32%, 12/2/10	354,931

Total Lebanon
(identified cost $9,455,085)			$9,540,395

Malaysia — 0.3%

MYR	1,403	Malaysia Treasury Bill, 0.00%, 11/9/10	$450,529
MYR	2,033	Malaysia Treasury Bill, 0.00%, 12/30/10	650,253

Total Malaysia
(identified cost $1,104,292)			$1,100,782

Mexico — 0.8%

MXN	7,360	Mexico Treasury Bill, 0.00%, 1/6/11	$591,363
MXN	10,835	Mexico Treasury Bill, 0.00%, 1/20/11	869,143
MXN	14,870	Mexico Treasury Bill, 0.00%, 1/27/11	1,191,491

Total Mexico
(identified cost $2,633,892)			$2,651,997

Romania — 0.4%

EUR	900	Romania Government Bond, 4.25%, 11/29/10	$1,254,887

Total Romania
(identified cost $1,169,763)			$1,254,887

Sri Lanka — 2.2%

LKR	200,370	Sri Lanka Treasury Bill, 0.00%, 11/12/10	$1,789,960
LKR	85,120	Sri Lanka Treasury Bill, 0.00%, 1/21/11	750,398
LKR	28,430	Sri Lanka Treasury Bill, 0.00%, 3/11/11	248,305
LKR	36,270	Sri Lanka Treasury Bill, 0.00%, 3/18/11	316,353
LKR	67,120	Sri Lanka Treasury Bill, 0.00%, 3/25/11	584,644
LKR	61,000	Sri Lanka Treasury Bill, 0.00%, 4/29/11	527,764
LKR	230,890	Sri Lanka Treasury Bill, 0.00%, 7/15/11	1,967,807
LKR	135,510	Sri Lanka Treasury Bill, 0.00%, 8/5/11	1,150,251
LKR	35,800	Sri Lanka Treasury Bill, 0.00%, 10/7/11	300,210

Total Sri Lanka
(identified cost $7,478,937)			$7,635,692

Uruguay — 0.4%

UYU	7,350	Uruguay Treasury Bill, 0.00%, 11/17/10	$364,472
UYU	9,800	Uruguay Treasury Bill, 0.00%, 2/15/11	476,358
UYU	2,655	Uruguay Treasury Bill, 0.00%, 7/5/11	125,060
UYU	5,110	Uruguay Treasury Bill, 0.00%, 8/11/11	238,563
UYU	2,775	Uruguay Treasury Bill, 0.00%, 9/16/11	128,411

Total Uruguay
(identified cost $1,371,235)			$1,332,864

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount
(000’s omitted)		Security	Value

Zambia — 0.0%(16)

ZMK	727,000	Zambia Treasury Bill, 0.00%, 1/31/11	$154,969

Total Zambia
(identified cost $154,837)			$154,969

Total Foreign Government Securities
(identified cost $70,414,233)			$72,021,441

Other Securities — 5.2%

	Interest/
	Principal Amount
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(17)(18)	$16,559	$16,559,230
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/10	1,485	1,485,464

Total Other Securities
(identified cost $18,044,694)		$18,044,694

Total Short-Term Investments
(identified cost $88,458,927)		$90,066,135

Total Investments — 132.6%
(identified cost $438,934,753)		$457,699,877

Less Unfunded Loan Commitments — (0.0)%(16)		$(252,485)

Net Investments — 132.6%
(identified cost $438,682,268)		$457,447,392

Other Assets and Liabilities — (32.6)%		$(112,374,562)

Net Assets — 100.0%		$345,072,830

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

GECMC - General Electric Commercial Mortgage Corporation

GSMS - Goldman Sachs Mortgage Securities Corporation II

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

RBSCF - Royal Bank of Scotland Commercial Funding

WBCMT - Wachovia Bank Commercial Mortgage Trust

WFCMT - Wells Fargo Commercial Mortgage Trust

BRL - Brazilian Real

CLP - Chilean Peso

DOP - Dominican Peso

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

ILS - Israeli Shekel

ISK - Icelandic Krona

LBP - Lebanese Pound

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PLN - Polish Zloty

TWD - New Taiwan Dollar

UYU - Uruguayan Peso

ZMK - Zambian Kwacha

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	This Senior Loan will settle after October 31, 2010, at which time the interest rate will be determined.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Currently the issuer is in default with respect to interest payments. Interest rate has been adjusted to reflect non-accrual status.

(7)	Principal is less than $1,000.

(8)	Weighted average fixed-rate coupon that changes/updates monthly.

(9)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $5,138,573 or 1.5% of the Fund’s net assets.

(10)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2010.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(13)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Amount is less than 0.05%.

(17)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(18)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $15,126 and $0, respectively.

(19)	Security represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $422,123,038)	$440,888,162
Affiliated investment, at value (identified cost, $16,559,230)	16,559,230
Cash	73,666
Restricted cash*	490,000
Foreign currency, at value (identified cost, $343,643)	348,265
Interest receivable	2,505,625
Interest receivable from affiliated investment	1,819
Receivable for investments sold	933,604
Receivable for open forward foreign currency exchange contracts	727,057
Receivable for closed forward foreign currency exchange contracts	288,463
Receivable for open swap contracts	1,020,140
Premium paid on open swap contracts	2,568,857
Tax reclaims receivable	27,352
Prepaid expenses and other assets	192,827

Total assets	$466,625,067

Liabilities

Notes payable	$98,000,000
Payable for investments purchased	18,407,672
Payable for variation margin on open financial futures contracts	514
Payable for open forward foreign currency exchange contracts	2,452,778
Payable for closed forward foreign currency exchange contracts	222,275
Payable for open swap contracts	1,645,809
Premium received on open swap contracts	8,615
Payable to affiliates:
Investment adviser fee	292,254
Trustees’ fees	1,062
Accrued expenses	521,258

Total liabilities	$121,552,237

Net Assets	$345,072,830

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	352,809,215
Accumulated net realized loss	(29,429,723)
Accumulated undistributed net investment income	5,229,713
Net unrealized appreciation	16,274,759

Net Assets	$345,072,830

Net Asset Value

($345,072,830 ÷ 18,886,596 common shares issued and outstanding)	$18.27

*	Represents restricted cash on deposit at custodian for open financial contracts.

Consolidated Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest (net of foreign taxes, $362,638)	$25,741,117
Interest income allocated from affiliated investments	21,243
Expenses allocated from affiliated investments	(6,117)

Total investment income	$25,756,243

Expenses

Investment adviser fee	$4,264,491
Trustees’ fees and expenses	12,170
Custodian fee	622,365
Transfer and dividend disbursing agent fees	15,414
Legal and accounting services	187,619
Printing and postage	91,742
Interest expense and fees	1,579,675
Miscellaneous	77,558

Total expenses	$6,851,034

Deduct —
Reduction of investment adviser fee	$946,161
Reduction of custodian fee	239

Total expense reductions	$946,400

Net expenses	$5,904,634

Net investment income	$19,851,609

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,216,894
Investment transactions allocated from affiliated investments	9,062
Financial futures contracts	(1,104,483)
Swap contracts	(5,040,226)
Written options	135,484
Foreign currency and forward foreign currency exchange contract transactions	2,351,370

Net realized loss	$(1,431,899)

Change in unrealized appreciation (depreciation) —
Investments	$14,389,016
Financial futures contracts	(55,501)
Swap contracts	1,685,208
Written options	(80,177)
Foreign currency and forward foreign currency exchange contracts	(2,371,989)

Net change in unrealized appreciation (depreciation)	$13,566,557

Net realized and unrealized gain	$12,134,658

Net increase in net assets from operations	$31,986,267

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$19,851,609	$21,340,899
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	(1,431,899)	(14,122,286)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	13,566,557	64,494,065

Net increase in net assets from operations	$31,986,267	$71,712,678

Distributions to shareholders —
From net investment income	$(20,397,524)	$(18,896,961)
Tax return of capital	—	(2,066,635)

Total distributions	$(20,397,524)	$(20,963,596)

Net increase in net assets	$11,588,743	$50,749,082

Net Assets

At beginning of year	$333,484,087	$282,735,005

At end of year	$345,072,830	$333,484,087

Accumulated undistributed net investment income included in net assets

At end of year	$5,229,713	$173,599

Consolidated Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	October 31, 2010

Net increase in net assets from operations	$31,986,267
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(267,847,457)
Investments sold and principal repayments	286,553,923
Increase in other short-term securities, net	(7,656,136)
Net amortization/accretion of premium (discount)	(6,506,279)
Amortization of structuring fee on notes payable	171,806
Decrease in restricted cash	1,560,000
Decrease in interest receivable	172,298
Increase in interest receivable from affiliated investment	(1,819)
Decrease in receivable for investments sold	223,957
Decrease in receivable for open forward foreign currency exchange contracts	824,949
Increase in receivable for closed forward foreign currency exchange contracts	(235,148)
Increase in receivable for open swap contracts	(471,134)
Increase in premium paid on open swap contracts	(2,365,163)
Increase in tax reclaims receivable	(21,510)
Increase in prepaid expenses and other assets	(40,978)
Decrease in written options outstanding	(55,307)
Increase in payable for investments purchased	13,352,585
Decrease in payable for variation margin on open financial futures contracts	(70,189)
Increase in payable for open forward foreign currency exchange contracts	1,554,045
Increase in payable for closed forward foreign currency exchange contracts	209,650
Decrease in payable for open swap contracts	(1,214,074)
Increase in premium received on open swap contracts	8,615
Increase in payable to affiliate for investment adviser fee	33,308
Decrease in payable to affiliate for Trustees’ fees	(7,113)
Increase in accrued expenses	78,824
Increase in unfunded loan commitments	214,853
Net change in unrealized (appreciation) depreciation from investments	(14,389,016)
Net realized gain from investments	(2,225,956)

Net cash provided by operating activities	$33,837,801

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(20,397,524)
Proceeds from notes payable	34,000,000
Repayment of notes payable	(47,000,000)
Payment of structuring fee on notes payable	(187,500)

Net cash used in financing activities	$(33,585,024)

Net increase in cash*	$252,777

Cash at beginning of year(1)	$169,154

Cash at end of year(1)	$421,931

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$1,401,951

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $5,479.

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$17.660	$14.970	$18.510	$18.420	$18.570

Income (Loss) From Operations

Net investment income(1)	$1.051	$1.130	$1.147	$1.129	$1.015
Net realized and unrealized gain (loss)	0.639	2.670	(3.321)	0.381	0.238

Total income (loss) from operations	$1.690	$3.800	$(2.174)	$1.510	$1.253

Less Distributions

From net investment income	$(1.080)	$(1.001)	$(1.366)	$(1.420)	$(1.322)
Tax return of capital	—	(0.109)	—	—	(0.081)

Total distributions	$(1.080)	$(1.110)	$(1.366)	$(1.420)	$(1.403)

Net asset value — End of year	$18.270	$17.660	$14.970	$18.510	$18.420

Market value — End of year	$17.600	$15.570	$12.620	$16.500	$17.750

Total Investment Return on Net Asset Value(2)	10.26%	28.04%	(11.57)%	8.82%	7.73%

Total Investment Return on Market Value(2)	20.48%	33.90%	(16.36)%	0.66%	19.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$345,073	$333,484	$282,735	$349,620	$347,241
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(4)	1.27%	1.22%	1.15%	1.14%	1.11%
Interest and fee expense(3)	0.46%	0.41%	0.06%	—	—
Total expenses(4)	1.73%	1.63%	1.21%	1.14%	1.11%
Net investment income	5.81%	7.17%	6.54%	6.12%	5.50%
Portfolio Turnover	21%	32%	31%	114%	56%

Senior Securities:
Total notes payable outstanding (in 000’s)	$98,000	$111,000	$70,900	$—	$—
Asset coverage per $1,000 of notes payable(5)	$4,521	$4,004	$4,988	$—	$—

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Interest expense relates to borrowings for the purpose of financial leverage. See Note 8.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

See notes to consolidated financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $2,742,810 or 0.8% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary, which commenced operations in October 2010. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based on procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,160,163 which will reduce its taxable income arising from future

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915), October 31, 2014 ($1,684,823), October 31, 2016 ($17,966,463), October 31, 2017 ($738,126) and October 31, 2018 ($5,166,836).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments. At October 31, 2010, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$20,397,524	$18,896,961
Tax return of capital	$—	$2,066,635

During the year ended October 31, 2010, accumulated net realized loss was increased by $3,333,703, accumulated undistributed net investment income was increased by $5,602,029 and paid-in capital was decreased by $2,268,326 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, mixed straddles, paydown gain (loss), defaulted bond interest and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,524,175
Capital loss carryforward	$(28,160,163)
Net unrealized appreciation	$16,710,737

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, futures contracts, swap contracts, defaulted bond interest and premium amortization.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2010, the Fund’s investment leverage was 53% of its total leveraged assets. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the investment adviser fee totaled $4,268,894 of which $4,403 was allocated from Cash Management Portfolio and $4,264,491 was paid or accrued directly by the Fund and Subsidiary. For the year ended October 31, 2010, the investment adviser fee, including the portion allocated from Cash Management Portfolio, was equivalent to 0.64% of the Fund’s average daily total leveraged assets and 1.25% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first five full years of operations on February 28, 2010. Pursuant to this agreement, EVM waived $946,161 of its investment adviser fee for the year ended October 31, 2010.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$62,452,572
U.S. Government and Agency Securities	15,879,389

$78,331,961

Sales

Investments (non-U.S. Government)	$114,529,907
U.S. Government and Agency Securities	6,484,131

$121,014,038

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended October 31, 2010 and October 31, 2009.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$439,964,216

Gross unrealized appreciation	$22,994,688
Gross unrealized depreciation	(5,511,512)

Net unrealized appreciation	$17,483,176

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/1/10	Euro 11,246,089	United States Dollar 15,820,885	JPMorgan Chase Bank	$104,871
11/10/10	Euro 8,405,000	United States Dollar 11,752,678	Standard Chartered Bank	55,697
11/10/10	South African Rand 38,672,546	United States Dollar 5,249,287	Bank of America	(264,556)
11/12/10	Polish Zloty 5,300,000	Euro 1,336,605	Citigroup Global Markets	1,776
11/12/10	Sri Lankan Rupee 200,370,000	United States Dollar 1,718,439	HSBC Bank USA	(75,036)
11/16/10	Euro 6,996,089	United States Dollar 9,733,414	Bank of America	(2,143)
11/19/10	South African Rand 2,900,000	United States Dollar 393,541	Barclays Bank PLC	(19,357)
11/22/10	Euro 512,788	United States Dollar 715,042	Goldman Sachs, Inc.	1,511
11/24/10	Euro 932,000	United States Dollar 1,295,028	HSBC Bank USA	(1,795)
11/24/10	Euro 917,000	United States Dollar 1,274,196	Standard Chartered Bank	(1,755)
11/29/10	Euro 938,250	United States Dollar 1,213,185	Deutsche Bank	(92,257)
11/30/10	British Pound Sterling 1,257,128	United States Dollar 1,979,241	Standard Chartered Bank	(34,708)
11/30/10	Euro 12,604,725	United States Dollar 17,326,203	Goldman Sachs, Inc.	(211,290)
12/1/10	Euro 1,400,000	United States Dollar 1,931,244	Deutsche Bank	(16,613)
12/3/10	South African Rand 17,200,000	United States Dollar 2,435,536	Bank of America	(8,079)
1/21/11	Sri Lankan Rupee 85,120,000	United States Dollar 731,900	HSBC Bank USA	(28,405)
3/11/11	Sri Lankan Rupee 28,430,000	United States Dollar 233,992	HSBC Bank USA	(19,645)
3/18/11	Sri Lankan Rupee 36,270,000	United States Dollar 298,028	HSBC Bank USA	(25,491)
3/25/11	Sri Lankan Rupee 67,120,000	United States Dollar 554,482	Standard Chartered Bank	(44,096)
3/31/11	Euro 1,810,000	United States Dollar 2,441,328	HSBC Bank USA	(72,200)
4/6/11	Israeli Shekel 9,822,000	United States Dollar 2,638,691	Barclays Bank PLC	(56,471)
4/6/11	Israeli Shekel 9,812,000	United States Dollar 2,635,509	Citigroup Global Markets	(56,909)
4/6/11	Israeli Shekel 19,633,000	United States Dollar 5,276,270	Deutsche Bank	(111,037)
4/7/11	Euro 2,100,000	United States Dollar 2,813,727	HSBC Bank USA	(102,163)
4/29/11	Sri Lankan Rupee 61,000,000	United States Dollar 509,607	Standard Chartered Bank	(33,867)
6/2/11	Euro 2,400,000	United States Dollar 2,935,920	HSBC Bank USA	(393,121)
7/15/11	Sri Lankan Rupee 230,890,000	United States Dollar 1,943,028	HSBC Bank USA	(108,386)
8/4/11	Euro 600,000	United States Dollar 791,274	Deutsche Bank	(40,000)
8/5/11	Sri Lankan Rupee 135,510,000	United States Dollar 1,165,677	HSBC Bank USA	(37,388)
8/25/11	Euro 1,355,000	United States Dollar 1,707,436	Deutsche Bank	(169,086)
9/8/11	Euro 898,000	United States Dollar 1,140,316	Citigroup Global Markets	(102,972)
10/5/11	Israeli Shekel 2,843,000	United States Dollar 784,601	Barclays Bank PLC	7,700
10/7/11	Sri Lankan Rupee 35,800,000	United States Dollar 316,394	HSBC Bank USA	(717)

				$(1,957,988)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/2/10	Ukrainian Hryvnia 2,513,700	United States Dollar 315,613	Barclays Bank PLC	$576
11/2/10	Ukrainian Hryvnia 2,191,750	United States Dollar 274,914	Deutsche Bank	778
11/3/10	Russian Ruble 19,550,000	United States Dollar 641,078	Goldman Sachs, Inc.	(7,356)
11/4/10	Czech Koruna 35,900,000	Euro 1,460,715	Barclays Bank PLC	(4,379)
11/4/10	Polish Zloty 226,230	Euro 56,627	Barclays Bank PLC	555
11/4/10	Qatari Riyal 6,692,000	United States Dollar 1,838,007	Deutsche Bank	1,039
11/5/10	Australian Dollar 4,300,000	New Zealand Dollar 5,647,362	Citigroup Global Markets	(93,672)
11/8/10	Colombian Peso 800,000,000	United States Dollar 445,348	Bank of America	(10,421)
11/8/10	Czech Koruna 18,220,000	Euro 744,464	Bank of America	(6,569)
11/8/10	Czech Koruna 18,220,000	Euro 745,682	Barclays Bank PLC	(8,265)
11/8/10	Czech Koruna 18,220,000	Euro 745,350	Deutsche Bank	(7,802)
11/8/10	Czech Koruna 18,220,000	Euro 744,464	HSBC Bank USA	(6,569)
11/8/10	Indian Rupee 102,106,000	United States Dollar 2,167,395	Goldman Sachs, Inc.	129,082
11/8/10	Malaysian Ringgit 3,865,000	United States Dollar 1,244,246	Credit Suisse	(1,680)
11/10/10	Qatari Riyal 9,490,000	United States Dollar 2,606,785	Deutsche Bank	986

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Purchases (continued)

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/10/10	Russian Ruble 19,550,000	United States Dollar 645,662	Deutsche Bank	$(12,265)
11/12/10	Indonesian Rupiah 5,074,000,000	United States Dollar 562,528	Deutsche Bank	4,822
11/12/10	Malaysian Ringgit 4,200,000	United States Dollar 1,354,926	Credit Suisse	(4,371)
11/12/10	Malaysian Ringgit 6,100,000	United States Dollar 1,965,966	Deutsche Bank	(4,446)
11/12/10	New Turkish Lira 2,376,189	United States Dollar 1,664,873	Bank of America	(11,382)
11/12/10	New Turkish Lira 1,304,137	United States Dollar 923,610	HSBC Bank USA	(16,115)
11/12/10	Polish Zloty 15,246,621	Euro 3,827,636	Bank of America	19,112
11/12/10	South Korean Won 53,060,000	United States Dollar 47,336	Credit Suisse	(200)
11/12/10	South Korean Won 67,940,000	United States Dollar 60,612	JPMorgan Chase Bank	(257)
11/15/10	Malaysian Ringgit 3,310,000	United States Dollar 1,059,471	Goldman Sachs, Inc.	5,066
11/15/10	New Turkish Lira 4,523,020	United States Dollar 2,951,015	Bank of America	194,740
11/15/10	Polish Zloty 7,830,000	Euro 1,980,724	Credit Suisse	(11,572)
11/18/10	Ukrainian Hryvnia 3,611,012	United States Dollar 451,800	Credit Suisse	443
11/18/10	Ukrainian Hryvnia 3,342,297	United States Dollar 418,310	Deutsche Bank	279
11/18/10	Ukrainian Hryvnia 4,417,000	United States Dollar 552,470	HSBC Bank USA	715
11/19/10	Indian Rupee 145,080,000	United States Dollar 3,271,989	Barclays Bank PLC	(13,949)
11/19/10	Indonesian Rupiah 24,029,580,000	United States Dollar 2,691,787	Citigroup Global Markets	(6,142)
11/19/10	Norwegian Krone 30,407,300	Euro 3,748,263	Goldman Sachs, Inc.	(28,368)
11/19/10	Swedish Krona 22,990,000	Euro 2,481,789	Citigroup Global Markets	(13,419)
11/23/10	Czech Koruna 18,220,000	Euro 744,554	Credit Suisse	(6,712)
11/24/10	Malaysian Ringgit 7,365,000	United States Dollar 2,376,036	Bank of America	(6,218)
11/26/10	Indian Rupee 15,000,000	United States Dollar 336,097	Barclays Bank PLC	430
11/26/10	Indian Rupee 15,000,000	United States Dollar 336,097	Citigroup Global Markets	430
11/26/10	Indian Rupee 8,580,000	United States Dollar 192,247	Deutsche Bank	246
11/26/10	Indian Rupee 8,580,000	United States Dollar 192,247	Standard Chartered Bank	246
11/29/10	South Korean Won 4,380,200,000	United States Dollar 3,885,705	Bank of America	3,053
11/30/10	Israeli Shekel 12,081,614	United States Dollar 3,279,127	Deutsche Bank	42,657
11/30/10	Mexican Peso 31,987,718	United States Dollar 2,559,017	HSBC Bank USA	26,883
11/30/10	Polish Zloty 3,610,000	Euro 903,675	Deutsche Bank	6,799
12/1/10	Qatari Riyal 5,690,500	United States Dollar 1,562,938	Citigroup Global Markets	342
12/2/10	Brazilian Real 7,513,492	United States Dollar 4,364,757	Standard Chartered Bank	27,074
12/2/10	Czech Koruna 70,190,529	Euro 2,850,493	Credit Suisse	(1,103)
12/2/10	Qatari Riyal 6,200,000	United States Dollar 1,702,502	Bank of America	725
12/2/10	South Korean Won 2,122,000,000	United States Dollar 1,885,100	Credit Suisse	(1,389)
12/2/10	Swedish Krona 11,720,000	Euro 1,256,330	Goldman Sachs, Inc.	5,064
12/3/10	New Turkish Lira 2,438,000	United States Dollar 1,685,797	Bank of America	4,590
12/6/10	Czech Koruna 79,400,000	Euro 3,223,842	HSBC Bank USA	(286)
12/6/10	Indonesian Rupiah 21,374,000,000	United States Dollar 2,390,026	Citigroup Global Markets	(3,702)
12/8/10	Malaysian Ringgit 3,865,000	United States Dollar 1,243,085	Credit Suisse	855
12/17/10	Colombian Peso 1,930,000,000	United States Dollar 1,076,889	Credit Suisse	(27,517)
12/28/10	Swedish Krona 2,410,000	Euro 258,524	Deutsche Bank	593
12/28/10	Swedish Krona 2,480,000	Euro 265,997	HSBC Bank USA	660
12/28/10	Swedish Krona 3,155,000	Euro 338,461	Standard Chartered Bank	749
1/26/11	Colombian Peso 285,200,000	United States Dollar 156,445	Bank of America	(1,342)
1/26/11	Colombian Peso 232,665,000	United States Dollar 127,628	Barclays Bank PLC	(1,095)
1/26/11	Colombian Peso 250,070,000	United States Dollar 136,950	Credit Suisse	(951)
1/26/11	Colombian Peso 268,460,000	United States Dollar 147,424	Deutsche Bank	(1,425)
2/3/11	Colombian Peso 920,000,000	United States Dollar 502,595	Credit Suisse	(2,296)
6/15/11	Yuan Renminbi 9,800,000	United States Dollar 1,483,724	Citigroup Global Markets	18,674
6/15/11	Yuan Renminbi 20,600,000	United States Dollar 3,116,490	HSBC Bank USA	41,612
8/12/11	Yuan Renminbi 3,880,000	United States Dollar 581,448	Bank of America	15,627

				$232,267

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $288,463 and a payable of $222,275.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/10	16 Euro-Bobl	Short	$(2,684,949)	$(2,664,239)	$20,710
12/10	10 Euro-Bund	Short	(1,815,882)	(1,798,624)	17,258
12/10	7 Japan 10-Year Bond	Short	(12,313,284)	(12,456,816)	(143,532)
12/10	57 U.S. 5-Year Treasury Note	Short	(6,845,344)	(6,929,953)	(84,609)

					$(190,173)

•	Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

•	Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

•	Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps

		Fund
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

Bank of America	ILS 2,650	Receive	3-month ILS TELBOR	4.20%	11/19/14	$(46,103)

Bank of America	ILS 2,600	Receive	3-month ILS TELBOR	4.54	1/6/15	(53,876)

Barclays Bank PLC	ILS 1,311	Receive	3-month ILS TELBOR	5.15	3/5/20	(31,720)

Barclays Bank PLC	ILS 1,334	Receive	3-month ILS TELBOR	5.16	3/8/20	(32,437)

JPMorgan Chase Bank	BRL 19,754	Pay	Brazil Interbank Deposit Rate	9.67	1/3/11	25,652

						$(138,484)

BRL - Brazilian Real
ILS - Israeli Shekel

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Iceland	JPMorgan Chase Bank	$2,600	1.75%	3/20/18	2.82%	$(159,377)

Iceland	JPMorgan Chase Bank	1,000	2.10	3/20/23	2.48	(29,913)

Iceland	JPMorgan Chase Bank	1,000	2.45	3/20/23	2.48	164

Mexico	Citigroup Global Markets	3,070	1.00(1)	12/20/10	0.46	4,668

South Africa	Bank of America	200	1.00(1)	12/20/15	1.18	124

South Africa	Barclays Bank PLC	145	1.00(1)	12/20/15	1.18	298

South Africa	Credit Suisse	200	1.00(1)	12/20/15	1.18	414

South Africa	Deutsche Bank	155	1.00(1)	12/20/15	1.18	319

South Africa	Goldman Sachs, Inc.	205	1.00(1)	12/20/15	1.18	520

						$(182,783)

Credit Default Swaps — Buy Protection

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%		12/20/13	$5,561

Austria	Barclays Bank PLC	1,000	1.42		3/20/14	(30,281)

Brazil	Bank of America	625	1.00	(1)	6/20/20	(15,157)

Brazil	Bank of America	1,000	1.00	(1)	6/20/20	(15,001)

Brazil	Bank of America	100	1.00	(1)	12/20/20	(1,264)

Brazil	Bank of America	300	1.00	(1)	12/20/20	(4,272)

Brazil	Bank of America	680	1.00	(1)	12/20/20	(10,244)

Brazil	Barclays Bank PLC	2,300	1.65		9/20/19	(78,582)

Brazil	Barclays Bank PLC	630	1.00	(1)	12/20/20	(10,046)

Brazil	Citigroup Global Markets	100	1.00	(1)	12/20/20	(1,305)

Brazil	Credit Suisse	775	1.00	(1)	6/20/20	(25,072)

Brazil	Deutsche Bank	170	1.00	(1)	12/20/20	(2,921)

Brazil	HSBC Bank USA	775	1.00	(1)	6/20/20	(23,369)

Brazil	HSBC Bank USA	130	1.00	(1)	12/20/20	(1,697)

Brazil	Standard Chartered Bank	130	1.00	(1)	12/20/20	(1,697)

Egypt	Bank of America	350	1.00	(1)	6/20/15	(3,135)

Egypt	Bank of America	1,400	1.00	(1)	9/20/15	7,662

Egypt	Barclays Bank PLC	105	1.00	(1)	6/20/15	1,127

Egypt	Citigroup Global Markets	300	1.00	(1)	6/20/20	(2,022)

Egypt	Citigroup Global Markets	300	1.00	(1)	6/20/20	(405)

Egypt	Deutsche Bank	210	1.00	(1)	6/20/15	2,340

Egypt	Deutsche Bank	300	1.00	(1)	6/20/15	(3,018)

Egypt	Deutsche Bank	200	1.00	(1)	6/20/15	(1,640)

Egypt	Deutsche Bank	650	1.00	(1)	6/20/15	(1,243)

Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	3,147

Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	(651)

Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	(601)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Egypt	JPMorgan Chase Bank	$350	1.00	%(1)	6/20/15	$(3,135)

Guatemala	Citigroup Global Markets	1,286	1.00	(1)	9/20/20	(13,820)

Italy	Credit Suisse	6,800	0.20		12/20/16	561,438

Kazakhstan	Citigroup Global Markets	650	1.00	(1)	6/20/15	(2,080)

Kazakhstan	Deutsche Bank	650	1.00	(1)	6/20/15	(1,814)

Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	2,953

Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	232

Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	1,138

Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	3,747

Lebanon	Citigroup Global Markets	1,200	3.30		9/20/14	(25,411)

Lebanon	Citigroup Global Markets	350	1.00	(1)	12/20/14	2,515

Lebanon	Citigroup Global Markets	500	1.00	(1)	12/20/14	2,953

Lebanon	Citigroup Global Markets	1,000	1.00	(1)	12/20/14	4,944

Lebanon	Citigroup Global Markets	300	1.00	(1)	3/20/15	5,776

Lebanon	Credit Suisse	200	1.00	(1)	3/20/15	2,433

Lebanon	Credit Suisse	800	1.00	(1)	3/20/15	10,021

Lebanon	Credit Suisse	100	1.00	(1)	6/20/15	1,797

Lebanon	Deutsche Bank	200	1.00	(1)	3/20/15	3,390

Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	1,797

Malaysia	Bank of America	800	0.83		12/20/14	(8,235)

Malaysia	Barclays Bank PLC	2,100	2.40		3/20/14	(138,302)

Malaysia	Barclays Bank PLC	1,600	0.82		12/20/14	(15,796)

Malaysia	Citigroup Global Markets	2,000	2.45		3/20/14	(135,203)

Philippines	Barclays Bank PLC	1,000	1.70		12/20/14	(26,671)

Philippines	Barclays Bank PLC	1,500	1.84		12/20/14	(48,743)

Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(36,202)

Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(13,143)

Philippines	Citigroup Global Markets	800	1.84		12/20/14	(25,996)

Philippines	Citigroup Global Markets	1,100	1.86		12/20/14	(36,660)

Philippines	Credit Suisse	5,000	2.15		9/20/11	(91,057)

Philippines	JPMorgan Chase Bank	5,000	2.17		9/20/11	(92,068)

Philippines	JPMorgan Chase Bank	1,100	1.69		12/20/14	(28,881)

Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	(13,163)

Russia	Bank of America	625	1.00	(1)	6/20/15	(21,526)

Russia	Citigroup Global Markets	600	1.00	(1)	6/20/15	1,376

Russia	Credit Suisse	700	1.00	(1)	3/20/15	1,222

Russia	Credit Suisse	600	1.00	(1)	6/20/15	1,848

Russia	Deutsche Bank	600	1.00	(1)	6/20/15	1,848

Russia	Goldman Sachs, Inc.	625	1.00	(1)	6/20/15	(21,526)

South Africa	Bank of America	1,200	1.00	(1)	12/20/19	(14,935)

South Africa	Bank of America	200	1.00	(1)	12/20/20	(782)

South Africa	Barclays Bank PLC	1,200	1.00	(1)	12/20/19	(22,867)

South Africa	Barclays Bank PLC	500	1.00	(1)	3/20/20	(3,118)

South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/20	(546)

South Africa	Citigroup Global Markets	655	1.00	(1)	12/20/19	(16,876)

South Africa	Citigroup Global Markets	200	1.00	(1)	3/20/20	(5,453)

South Africa	Citigroup Global Markets	400	1.00	(1)	3/20/20	(11,657)

South Africa	Credit Suisse	200	1.00	(1)	3/20/20	(3,754)

South Africa	Credit Suisse	400	1.00	(1)	3/20/20	(3,945)

South Africa	Credit Suisse	200	1.00	(1)	12/20/20	(1,275)

South Africa	Deutsche Bank	155	1.00	(1)	12/20/20	(838)

South Africa	Goldman Sachs, Inc.	205	1.00	(1)	12/20/20	(1,276)

South Africa	JPMorgan Chase Bank	310	1.00	(1)	12/20/19	(12,329)

South Africa	JPMorgan Chase Bank	600	1.00	(1)	12/20/19	(16,888)

South Africa	JPMorgan Chase Bank	200	1.00	(1)	3/20/20	(5,313)

South Africa	JPMorgan Chase Bank	400	1.00	(1)	3/20/20	(4,234)

South Africa	JPMorgan Chase Bank	300	1.00	(1)	3/20/20	(2,741)

Spain	Barclays Bank PLC	300	1.00	(1)	3/20/20	22,788

Spain	Barclays Bank PLC	1,080	1.00	(1)	12/20/20	(13,378)

Spain	Citigroup Global Markets	1,200	1.00	(1)	3/20/20	73,798

Spain	Citigroup Global Markets	1,200	1.00	(1)	3/20/20	41,093

Spain	Deutsche Bank	1,200	1.00	(1)	3/20/20	75,518

Spain	Deutsche Bank	1,200	1.00	(1)	3/20/20	41,093

Spain	Deutsche Bank	500	1.00	(1)	6/20/20	10,426

Spain	Deutsche Bank	1,045	1.00	(1)	12/20/20	(12,944)

Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	10,331

Thailand	Citigroup Global Markets	1,600	0.86		12/20/14	(6,660)

Thailand	Citigroup Global Markets	900	0.95		9/20/19	6,342

Thailand	JPMorgan Chase Bank	800	0.87		12/20/14	(3,665)

Uruguay	Citigroup Global Markets	300	1.00	(1)	6/20/20	(514)

Uruguay	Deutsche Bank	600	1.00	(1)	6/20/20	7

Banco Comercial Portugues, S.A.	JPMorgan Chase Bank	470	1.00	(1)	3/20/15	55,067

Banco de Sabadell, S.A.	JPMorgan Chase Bank	470	3.00	(1)	3/20/15	5,239

Citibank Corp.	Bank of America	683	1.00	(1)	9/20/20	(19,104)

Citibank Corp.	JPMorgan Chase Bank	683	1.00	(1)	9/20/20	(21,602)

Erste Group Bank AG	Barclays Bank PLC	470	1.00	(1)	3/20/15	(737)

OAO Gazprom	Bank of America	700	1.00	(1)	6/20/20	(19,960)

OAO Gazprom	Barclays Bank PLC	500	1.00	(1)	6/20/15	(6,695)

OAO Gazprom	Deutsche Bank	500	1.00	(1)	6/20/15	(6,891)

OAO Gazprom	Deutsche Bank	200	1.00	(1)	9/20/20	(3,101)

OAO Gazprom	Deutsche Bank	170	1.00	(1)	9/20/20	(1,996)

OAO Gazprom	Goldman Sachs, Inc.	310	1.00	(1)	9/20/20	(5,708)

OAO Gazprom	Goldman Sachs, Inc.	170	1.00	(1)	9/20/20	(2,115)

ING Verzekeringen N.V.	JPMorgan Chase Bank	470	1.00	(1)	3/20/15	12,431

Rabobank Nederland N.V.	JPMorgan Chase Bank	470	1.00	(1)	3/20/15	237

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Raiffeisen Zentralbank	Barclays Bank PLC	$470	1.00	%(1)	3/20/15	$(5,431)

iTraxx Europe Subordinated Financials 5-Year Index	Bank of America	EUR 600	1.00	(1)	12/20/15	587

iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 1,800	1.00	(1)	12/20/15	1,759

						$(304,402)

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $8,575,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR – Euro

Written currency call options activity for the year ended October 31, 2010 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	JPY 1,057,000	$135,484
Options expired	JPY (1,057,000)	(135,484)

Outstanding, end of year	—	$—

JPY – Japanese Yen

At October 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk: The Fund enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts and currency options to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Fund holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate and cross-currency swap contracts. The Fund also enters into interest rate swap agreements to enhance return or as substitution for purchase or sale of securities. The Fund also purchases and sells U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $2,666,022. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $490,000 at October 31, 2010.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $2,365,534, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $583,273. Such maximum amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At October 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $1,654,840 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

	Fair Value
Consolidated Statement of		Foreign	Interest
Assets and Liabilities Caption	Credit	Exchange	Rate

Unaffiliated investments, at value	$—	$329,874	$—
Receivable for open and closed forward foreign currency exchange contracts	—	1,015,520	—
Receivable for open swap contracts	994,488	—	25,652

Total Asset Derivatives	$994,488	$1,345,394	$25,652

Net unrealized appreciation	$—	$—	$(190,173)*
Payable for open and closed forward foreign currency exchange contracts	—	(2,675,053)	—
Payable for open swap contracts	(1,481,673)	—	(164,136)

Total Liability Derivatives	$(1,481,673)	$(2,675,053)	$(354,309)

*	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2010 was as follows:

Consolidated Statement of		Foreign	Interest
Operations Caption	Credit	Exchange	Rate

Net realized gain (loss) —
Investment transactions	$—	$(222,664)	$—
Financial futures contracts	—	—	(1,104,483)
Written options	—	135,484	—
Swap contracts	(1,413,434)	—	(3,626,792)
Foreign currency and forward foreign currency exchange contract transactions	—	3,601,474	—

Total	$(1,413,434)	$3,514,294	$(4,731,275)

Consolidated Statement of		Foreign	Interest
Operations Caption	Credit	Exchange	Rate

Change in unrealized appreciation (depreciation) —
Investments	$—	$(98,200)	$—
Financial futures contracts	—	—	(55,501)
Written options		(80,177)
Swap contracts	427,969	—	1,257,239
Foreign currency and forward foreign currency exchange contracts	—	(2,378,994)	—

Total	$427,969	$(2,557,371)	$1,201,738

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2010, which are indicative of the volume of these derivative types, were approximately $13,538,000, $160,412,000 and $113,595,000, respectively.

The average principal amount of purchased option contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $13,178,000.

8   Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $125 million for the purchase of investment securities and for temporary or emergency purposes. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on February 5, 2010, the Fund paid an up-front fee of $187,500, which is being amortized to interest expense through February 4, 2011, the termination date of the Agreement. The unamortized balance at October 31, 2010 is approximately $49,000 and is included in prepaid expenses on the Consolidated Statement of Assets and Liabilities. Also included in interest expense is $33,241 of amortization of previously paid up-front fees related to the period from November 1, 2009 through February 5, 2010 when the Agreement was renewed. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2010, the Fund had borrowings outstanding under the Agreement of $98,000,000 at an interest rate of 1.25%. The carrying amount of the borrowings at October 31, 2010 approximated its fair value. For the year ended October 31, 2010, the average borrowings under the Agreement and the average interest rate were $101,679,452 and 1.20%, respectively.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

9   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$159,546,124	$504,027	$160,050,151
Collateralized Mortgage Obligations	—	22,263,793	—	22,263,793
Commercial Mortgage-Backed Securities	—	9,099,565	—	9,099,565
Mortgage Pass-Throughs	—	134,043,167	—	134,043,167
Asset-Backed Securities	—	292,393	—	292,393
Corporate Bonds & Notes	—	1,254,376	—	1,254,376
Foreign Corporate Bonds & Notes	—	2,657,759	—	2,657,759
Foreign Government Bonds	—	32,636,655	—	32,636,655
Common Stocks	8,857	1,554,157	496,034	2,059,048
Precious Metals	2,692,326	—	—	2,692,326
Warrants	—	2,150	—	2,150
Currency Options Purchased	—	329,874	—	329,874
Short-Term — Foreign Government Securities	—	72,021,441	—	72,021,441
Short-Term — Other Securities	—	18,044,694	—	18,044,694

Total Investments	$2,701,183	$453,746,148	$1,000,061	$457,447,392

Forward Foreign Currency Exchange Contracts	$—	$1,015,520	$—	$1,015,520
Futures Contracts	37,968	—	—	37,968
Swaps Contracts	—	1,020,140	—	1,020,140

Total	$2,739,151	$455,781,808	$1,000,061	$459,521,020

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,675,053)	$—	$(2,675,053)
Futures Contracts	(228,141)	—	—	(228,141)
Swaps Contracts	—	(1,645,809)	—	(1,645,809)

Total	$(228,141)	$(4,320,862)	$—	$(4,549,003)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Foreign	Investments
	Rate	Government	in Common
	Interests	Bonds	Stocks	Total

Balance as of October 31, 2009	$473,504	$711,596	$12,402	$1,197,502
Realized gains (losses)	(323,558)	(517,768)	—	(841,326)
Change in net unrealized appreciation (depreciation) *	171,607	690,995	176,057	1,038,659
Net purchases (sales)	52,333	(884,823)	307,575	(524,915)
Accrued discount (premium)	766	—	—	766
Net transfers to (from) Level 3**	129,375	—	(0)	129,375

Balance as of October 31, 2010	$504,027	$—	$496,034	$1,000,061

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010 *	$(52,733)	$—	$176,057	$123,324

*	Amount is included in the related amount on investments in the Consolidated Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:
We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statements of operations and consolidated cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2010, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund and subsidiary as of October 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock & Transfer Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2010, our records indicate that there are 36 registered shareholders and approximately 13,675 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices.

The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the Fund.

As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board noted the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected to the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2012. 3 years. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2012. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Class I Trustee	Until 2012. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2013. 3 years Trustee since 2005.	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2011. 3 years. Trustee since 2005.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2011. 3 years. Trustee since 2005; Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Payson F. Swaffield 1956	President	Since 2007	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Catherine C. McDermott 1964	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Scott H. Page 1959	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

Investment Adviser and Administrator of
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Short Duration Diversified Income Fund
Two International Place
Boston, MA 02110

2319-12/10	CE-SDDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice
President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$64,460	$84,460

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$20,900	$20,900

All Other Fees(3)	$2,500	$1,400

Total	$87,860	$106,760

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2009 and October 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/09	10/31/10

Registrant	$23,400	$22,300

Eaton Vance(1)	$280,861	$278,901

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, Payson F. Swaffield, Mark S. Venezia, Susan Schiff, Christine Johnston, Catherine M. McDermott and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Swaffield is Chief Income Investment Officer of EVM and BMR and has been an Eaton Vance portfolio manager since 1996. Mr. Venezia has been an Eaton Vance portfolio manager since 1990 and is a Vice President of EVM and BMR. He is head of Eaton Vance’s Global Bond Department. Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM BMR. Ms. McDermott has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
	Number		Accounts	Total assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts	Performance Fee	Performance Fee
Scott H. Page
Registered Investment Companies	12	$13,990.5	0	$0
Other Pooled Investment Vehicles	6	$6,055.8	1	$486.7
Other Accounts	2	$1,497.9	0	$0
Payson F. Swaffield
Registered Investment Companies	2	$1,080.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mark S. Venezia*
Registered Investment Companies	12	$23,202.2	0	$0
Other Pooled Investment Vehicles	2	$525.9	0	$0
Other Accounts	0	$0	0	$0
Susan Schiff*
Registered Investment Companies	5	$4,615.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Christine M. Johnston

Registered Investment Companies	2	$2,327.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$1,016.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	This portfolio manager serves as portfolio manager of one or more registered investment companies that invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None
Mark S. Venezia	None
Susan Schiff	None
Christine Johnston	None
Catherine M. McDermott	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: December 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: December 15, 2010

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President
Date: December 15, 2010